                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated March 2, 2000 in Amendment No. 6 to the Registration Statement on Form S-1 and the related prospectus of Infinite Technology Group Ltd. for the registration of 1,725,000 shares of its common stock.

                                            /s/ ERNST & YOUNG LLP

Melville, New York
July 21, 2000